AMENDMENT TO RIGHTS AGREEMENT


            AMENDMENT, dated as of September 9, 1999, to the Rights Agreement, dated as of November 6, 1996 by and between Premark International, Inc. (the "Company") and Norwest Bank Minnesota, N.A. (as Rights Agent) (as heretofore amended, the "Rights Agreement").

            WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Rights Agreement; and

            WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof; and

            WHEREAS, the Company intends to enter into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the "Merger Agreement"), dated as of September 9, 1999, among the Company and Illinois Tool Works Inc. ("Parent") and CS Merger Sub Inc. ("Sub"), and a Stock Option Agreement (as it may be amended or supplemented from time to time, the "Stock Option Agreement"), dated as of September 9, 1999, between the Company and Parent (all capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement); and

            WHEREAS, the Board of Directors has determined that the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders; and

            WHEREAS, the Board of Directors has determined that it is desirable to amend the Rights Agreement to exempt the Merger Agreement and the Stock Option Agreement and the transactions contemplated thereby from the application of the Rights Agreement.

            NOW, THEREFORE, the Company hereby amends the Rights Agreement as follows:

            1. Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

            Notwithstanding the foregoing, neither Illinois Tool Works Inc. ("Parent") nor CS Merger Sub Inc. ("Sub"), shall be deemed to be an Acquiring Person by virtue of the execution and delivery of the Agreement and Plan of Merger (the "Merger Agreement") to be entered into as of September 9, 1999, among the Company, Parent and Sub, or the Stock Option Agreement (the "Stock Option Agreement") to be entered into as of September 9, 1999, between the Company and Parent, or as a result of the consummation of the transactions contemplated by the Merger Agreement or the Stock Option Agreement."



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            2.  Section  1(l) of the Rights  Agreement  is hereby  modified  and amended by adding the following sentence at the end thereof:

            "Neither the execution and delivery of the Merger Agreement or the Stock Option Agreement, nor consummation of the transactions contemplated by the Merger Agreement or the Stock Option Agreement, shall cause a Shares Acquisition Date."

            3. Section 3(a) of the Rights Agreement is hereby modified and amended to add the following sentence immediately following the first sentence thereof:

            "Notwithstanding the foregoing, neither the execution and delivery of the Merger Agreement or the Stock Option Agreement, nor consummation of the transactions contemplated by the Merger Agreement or the Stock Option Agreement, shall cause a Distribution Date."

            4. Clause (i) of Section 7(a) of the Rights Agreement is hereby modified, amended and restated in its entirety as follows:

            "(i) the  earliest of (x) the close of business on November 6, 2006,
            (y) such other date as may be established by the Board of Directors prior to the expiration of the Rights, or (z) the time immediately prior to the consummation of the merger contemplated by the Merger Agreement (such earliest date, the "Final Expiration Date"),

            5. Section 15 of the Rights Agreement is hereby modified and amended to add the following sentence at the end thereof:

            "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with any transactions contemplated by the Merger Agreement or the Stock Option Agreement."

                                    * * *

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            IN WITNESS  WHEREOF,  this  Amendment  has been duly executed by the
Company and the Rights Agent as of the day and year first written above.

                           PREMARK INTERNATIONAL, INC.



                           By:     /s/ Nancy Rosengrin
                                   -----------------------------
                           Name:   Nancy Rosengrin
                           Title:  Vice President



                          NORWEST BANK MINNESOTA, N.A.
                           (as Rights Agent)



                           By:     /s/ Lawrence W. Skatoff
                                   -----------------------------
                           Name:   Lawrence W. Skatoff
                           Title:  Senior Vice President and
                                   Chief Financial Officer




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